Exhibti 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Certification of Chief Financial Officer

In connection with the Quarterly Report of Tradequest International, Inc., (the "Company") on Form 10-QSB for the fiscal quarter ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Randall K. Read, Chief Financial Officer certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






August 24, 2004                /s/ Randall K. Read
---------------                -----------------------------------
                               Randall K. Read
                               Chief Financial Officer